UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event): March 1, 2010

B Green Innovations, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	333-120490	20-1862731
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Highway 34, Matawan, NJ		07747
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (732) 441-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2010, the Company entered into Amendment No. 8 to the Employment Agreement originally dated August 1, 2004 with Jerome Mahoney.  The Amendment, effective January 1, 2010, revised the terms of the Employment Agreement by: (i) terminating the Consulting Agreement by and between B Green Innovations, Inc. and Jerome Mahoney dated June 17, 2008 (the “Consulting Agreement”) and (ii) the compensation set forth in Section 2 of the Consulting Agreement was added to and aggregated with the compensation as set forth in Section 4(a) of the Employment Agreement.  The Amendment is filed as Exhibit 10.1 herein.

On April 30, 2010, the Company and iVoice, Inc. entered into Amendment No. 1 to the Administrative Services Agreement (the “Amendment”).  This Amendment is filed as Exhibit 10.2 herein.  The Amendment revised the terms of the Agreement by:

(a)	The Term of the Agreement commenced on January 1, 2010 instead of February 1, 2010.

(b)	The Fee for Services was increased from Four Thousand Dollars ($4,000) per month to Five Thousand Dollars ($5,000) per month.

(c)	The accrued Fees under the Agreement were evidenced by a Convertible Promissory Note dated April 30, 2010. This Convertible Promissory Note is filed as Exhibit 10.3 herein.

Item 1.02 Termination of a Material Definitive Agreement.

The Consulting Agreement referenced in Item 1.01 was terminated effective January 1, 2010 pursuant to Amendment No. 8 to the Employment Agreement originally dated August 1, 2004 with Jerome Mahoney.  At the time that the Consulting Agreement was executed on June 17, 2008, B Green Innovations, Inc. was a wholly subsidiary of iVoice Technology, Inc.  On November 17, 2009, B Green Innovations, Inc. merged into iVoice Technology, Inc. and thereafter, on November 20, 2009, iVoice Technology, Inc. changed its name to B Green Innovations, Inc.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment No. 8 to the Employment Agreement between iVoice Technology Inc. and Jerome Mahoney dated March 1, 2010 filed herein.

10.2	Amendment No. 1 to the Administrative Services Agreement by and between B Green Innovations, Inc. and iVoice, Inc. filed herein.

10.3	Convertible Promissory Note dated April 30, 2010 issued by iVoice, Inc. in favor of B Green Innovations, Inc. filed herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B Green Innovations, Inc.

Date: May 21, 2010                                                                By:    /s/ Jerome Mahoney
                       Jerome Mahoney
                                   President and Chief Executive Officer

INDEX OF EXHIBITS

10.1              Amendment No. 8 to the Employment Agreement between iVoice Technology Inc. and Jerome Mahoney dated March 1, 2010 filed herein.

10.2              Amendment No. 1 to the Administrative Services Agreement by and between B Green Innovations, Inc. and iVoice, Inc. filed herein.

10.3              Convertible Promissory Note dated April 30, 2010 issued by iVoice, Inc. in favor of B Green Innovations, Inc. filed herein.